                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the  Registrant [X]
Filed by a party other than the  Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ]  Confidential, For Use of the
                                                   Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              QUESTEC.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              QUESTEC.COM, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[X]      Check box  if any part of the fee is offset as provided by Exchange Act

         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
                  (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
                  (3)      Filing Party:

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                  (4)      Date Filed:

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


                                QUESTEC.COM, INC.

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held November 15, 2000

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Questec.com, Inc., a Wyoming corporation (the "Company"), will be held on November 15, 2000, at 11:00 a.m. local time, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York, USA, for the following purposes:

                  1. To elect eight (8) directors to serve for the ensuing year and until their successors are duly elected and qualified.

                  2. To approve the reincorporation of the Company as a Delaware corporation by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company.

                  3. To ratify the appointment of Radin, Glass & Co., LLP as independent accountants of the Company for the fiscal year ending June 30, 2001.

                  7. To transact such other business as may properly came before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.


         The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on September 18, 2000 are entitled to notice of and to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                             Sincerely,



                                             Deirdre Gallagher
                                             Secretary

Deer Park, New York
October 23, 2000


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                                          Definitive Copy
                                                          Filed November 2, 2000


                                QUESTEC.COM, INC.

                              --------------------

                            PROXY STATEMENT FOR 2000
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of QUESTEC.COM, INC., a Wyoming corporation (the "Company" or "Questec"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Wednesday, November 15, 2000, at 11:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York, USA. The Company's principal executive offices are located at 160B W. Industry Court, Deer Park, New York 11729, and its telephone number at that location is
(631) 243-1880.

         These proxy solicitation materials shall first be mailed on or about November 2, 2000 to all shareholders entitled to vote at the meeting.

Record Date; Outstanding Shares

         Shareholders of record at the close of business on September 18, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. As of September 18, 2000, 31,571,643 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 3,250 shareholders.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

Voting and Solicitation

         Each shareholder is entitled to one vote for each share of Common Stock held by the shareholder on the Record Date. A quorum comprising the holders of a majority of the outstanding shares of Common Stock on the Record Date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

         Each shareholder is entitled to one vote for each share held. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company has also retained ADP to assist in the solicitation of proxies at a cost of approximately $10,000 plus reasonable and customary reimbursement for expenses.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than August 15, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.
                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of September 18, 2000 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group.


                                            Common
                                            Stock
Five Percent Shareholders, Directors     Beneficially     Approximate Percentage
and Certain Executive Officers              Owned                Owned (1)
-------------------------------------    ------------     ----------------------
Michael W. Russo                           672,155                2.1%
Philip Albanese                              4,000                *
Paul Baim                                  175,100                *
William Cavanagh                           200,000                *
Derek Donaldson                            405,648                1.3%
Stephen A. Ehrlich                               0                  0%
Steven B. Greenfield                       972,400                3.1%
Bruce L. Nesenger                          931,332                2.9%
Edward J. Plumacher                      5,470,333               17.3%
Deirdre Gallagher                           86,433                *
All Directors and executive
officers as a group (9 persons)          3,447,068               10.9%
---------------------------
*  Less than 1%


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
Nominees

         A board of eight (8) directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified. Should the Company's shareholders approve the proposed reincorporation to Delaware (Proposal Two), the directors elected at the Company's Annual Meeting will remain directors of the Company after the closing of the proposed reincorporation and will serve until the next Annual Meeting of Stockholders of the Company.

Vote Required

         If a quorum is present and voting, the eight nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.


Nominees

         The names of the nominees and certain information about them are set forth below:

                                                                Director
Name of Nominee            Age    Position with the Company     Since
---------------------      ---    -------------------------     ---------
Michael W. Russo           52     President and Director        December 1996
Steven B. Greenfield       35     Director                      September 2000
Bruce L. Nesenger          50     Director                      September 2000
Philip Albanese            57     Director                      November 1998
Paul Baim                  40     Director                      December 1998
William E. Cavanaugh       66     Director                      December 1998
Derek L. Donaldson         56     Director                      November 1990
Stephen A. Ehrlich         44     Director                      September 2000

         There is no family relationship between any director or executive officer of the Company.

Michael W. Russo, President and Director of the Company, has been employed by the Company for the preceding five years. Mr. Russo joined the Company in January 1995 as the Vice President of Investor Relations, a post which he held until December 1997, when he became President of the Company.

Deirdre Gallagher is the Secretary of the Corporation, having been appointed to the position in December 1999. Prior to her appointment, she served as an Executive Assistant at the Company from January 1998, which position she continues to hold. She served as an Administrative Assistant at the Company from January 1994 through December 1997.

Paul W. Baim is a Director of the Company, having been elected to the position in December 1998. For the past five years, Mr. Baim has been the Director for Software Engineering at Atlantic Aerospace Electronics Corporation in Waltham, MA, which is now a subsidiary of Titan Corporation (NYSE:TTN). His business responsibilities include directing engineering research and development, system architecture, program management, technology assessment and business development.

William E. Cavanaugh, a Director of the Company since December 1998, is a retired business executive. Prior to his retirement in 1996, he was the Chief Operating Officer of the Company for two years.

Philip Albanese has been a Director of the Company since 1998. He has been the President of National Equipment Rental Program, Inc. since 1991.

Derek L. Donaldson has been a Director of the Company since November 1990. Mr. Donaldson has also served as Secretary of the Company. He is an attorney in Kamloops, British Columbia, Canada, and is the sole shareholder and director of Derek Donaldson Law Corp.

Steven B. Greenfield became a director of the Company in September 2000. Mr. Greenfield is an attorney and principal of Steven B. Greenfield, P.A., located in Boca Raton, Florida. Mr. Greenfield represents numerous professional athletes, and his firm is primarily real estate based.

Bruce L. Nesenger, a Director of the Company since September, 2000, is the president and Chief Executive officer of Nesenger Chevrolet and Nesenger Mazda located in Long Island, New York. Mr. Nesenger is a member of the Long Island Dealers Advertising board and the New York Dealers Marketing Group board.

Stephen A. Ehrlich has been a Director of the Company since September, 2000. He is the Segment Executive of World Sports and Entertainment for IBM, for whom he has worked in an executive capacity for the prior five years.

Board Meetings and Committees

         The Board of Directors of the Company held a total of seven meetings during fiscal 2000. No director attended fewer than 75% of the meetings of the Board of Directors. The Board of Directors has no nominating committee or any committee performing such functions.



                                  PROPOSAL TWO
                           REINCORPORATION IN DELAWARE

Introduction

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Wyoming to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are substantially similar to those currently in effect in Wyoming. However, the Board of Directors proposes in connection with the Reincorporation Proposal to include in the Company's bylaws a provision that stockholders intending to nominate candidates for election as directors or to propose items of business for consideration at stockholder meetings must meet certain advance notice requirements.

         The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Questec Wyoming" refers to the existing Wyoming corporation and the term "Questec Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Questec Wyoming, which is the proposed successor to Questec Wyoming.

         The Reincorporation Proposal will be effected by merging Questec Wyoming into Questec Delaware (the "Merger"). Upon completion of the Merger, Questec Wyoming will cease to exist and Questec Delaware will continue to operate the business of the Company under the name

Questec.com, Inc. Pursuant to the Agreement and Plan of Merger between Questec Wyoming and Questec Delaware, a copy of which is attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Questec Wyoming Common Stock, $0.0001 par value, will automatically be converted into one share of Questec Delaware Common Stock, $.0001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF QUESTEC DELAWARE.

         Upon the date on which the Merger is effective (the "Effective Date"), Questec Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Questec Wyoming. Each outstanding and unexercised option, warrant or other right to purchase shares of Questec Wyoming Common Stock will become an option, warrant or right to purchase the same number of shares of Questec Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Questec Wyoming option, warrant or right at the Effective Date.

         The Proposed Reincorporation has been unanimously approved by Questec Wyoming's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without further shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

         Shareholders of Questec Wyoming will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of Wyoming and Delaware--Dissenters' Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Questec Delaware, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

Vote Required for the Reincorporation Proposal

         Approval of the Reincorporation Proposal which will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of Questec Delaware, (ii) the assumption of Questec Wyoming's employee benefit plans and outstanding stock options by Questec Delaware and (iii) adoption of the Company's new indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Questec Wyoming Common Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal.

         The Board recommends a vote "FOR" the Proposed Reincorporation in Delaware.

Principal Reasons for the Proposed Reincorporation

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both Wyoming and Delaware law permit a corporation to include a provision in its charter documents which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company anticipates that it may seek to expand the number of outside directors on its Board of Directors in the future. Although the Company has not experienced difficulty in attracting and retaining qualified directors to date, it is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Wyoming law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Wyoming law. See "The Charters and Bylaws of Questec Wyoming and Questec Delaware -- Monetary Liability of Directors."

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

         No Change in the Name, Board Members, Business, Management, Employee Plans or Location of Principal Facilities of the Company

         The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The eight directors who are elected at the 2000 Annual Meeting of Shareholders will become the directors of Questec Delaware. All employee benefit plans of Questec Wyoming will be assumed and continued by Questec Delaware. All stock options, warrants or other rights to acquire Common Stock of Questec Wyoming will automatically be converted into an option, warrant or right to purchase the same number of shares of Questec Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Questec Wyoming's other employee benefit arrangements will also be continued by Questec Delaware upon the terms and subject to the conditions currently in effect.

The Charters and Bylaws of Questec Wyoming and Questec Delaware

         The provisions of the Questec Delaware Certificate of Incorporation and Bylaws are similar to those of the Questec Wyoming Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Questec Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Questec Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future.

         The Articles of Incorporation of Questec Wyoming currently authorize the Company to issue up to 80,000,000 shares of Common Stock, $0.0001 par value, and 20,000,000 shares of Preferred Stock, $0.0001 par value. None of Questec Wyoming's Preferred Shares have been issued. The Certificate of Incorporation of Questec Delaware provides that Questec Delaware will have 100,000,000 authorized shares of Common Stock, $0.0001 par value and no Preferred Stock.

         Monetary Liability of Directors. The Articles of Incorporation of Questec Wyoming and the Certificate of Incorporation of Questec Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Questec Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Questec Wyoming Articles of Incorporation in that Delaware permits indemnification to occur with respect to certain actions that Wyoming does not and under certain circumstances Delaware does not require the director or office to prevail in an action in order for indemnification to be available. In connection with the Proposed Reincorporation, the Company will enter into new indemnification agreements with officers and directors to conform the agreements to Delaware law.

Compliance With Delaware and Wyoming Law

         Following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the Wyoming Secretary of State and to the office of the Delaware Secretary of State for filing.

Certain Federal Income Tax Considerations

          The following is a discussion of certain federal income tax considerations that may be relevant to holders of Questec Wyoming Common Stock who receive Questec Delaware Common Stock in exchange for their Questec Wyoming Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Questec Wyoming shareholders, such as dealers in securities, or those Questec Wyoming shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Questec Wyoming Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

  The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

                  (a) No gain or loss should be recognized by holders of Questec Wyoming Common Stock upon receipt of Questec Delaware Common Stock pursuant to the Proposed Reincorporation;

                  (b) The aggregate tax basis of the Questec Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Questec Wyoming Common Stock surrendered in exchange therefor; and

                  (c) The holding period of the Questec Delaware Common Stock received by each shareholder of Questec Wyoming should include the period for which such shareholder held the Questec Wyoming Common Stock surrendered in exchange therefor, provided that such Questec Wyoming Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

         The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Questec Wyoming Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Questec Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Questec Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Questec Wyoming Common Stock.



                                 PROPOSAL THREE


               AUDITORS RATIFICATION OF APPOINTMENT OF INDEPENDENT


         The Board of Directors has selected Radin, Glass & Co., LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2001, and recommends that shareholders vote for ratification of such appointment. Although action by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Radin, Glass & Co., LLP has audited the Company's financial statements annually since 1993. Representatives of Radin, Glass & Co., LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The Board unanimously recommends a vote "FOR" the ratification of the appointment of Radin, Glass & Co., LLP as independent auditors of the Company for the fiscal year ending June 30, 2001.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                             Executive Compensation


                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the fiscal year.

Name of Individual or     Capacities In Which         Aggregate
Identity Of Group         Remuneration Was Received   Remuneration
-----------------------   -------------------------   ------------

Michael W. Russo             President                $65,000.00
Deirdre Gallagher            Secretary                $35,000.00
Directors (8 as a group)     Director                 $0 (each Director receives
                                                      a minimum of 50,000
                                                      options per year)

Executive officers.

Michael W. Russo, 52, President.
Deirdre Gallagher, 36, Secretary.

Persons Chosen to Become Executive Officers.

None.

Significant employees.

Deirdre Gallagher, 36, Executive Assistant
Edward Plumacher, 40, Marketing Manager
Chris Malone, 36, New Media Manager
Dan Beard, 30, Production Manager
Ron Klimkowski, 57, Sports Marketing
Eric Imeidopf, 27, Facilities Coordinator

Family Relationships.

None.

Business Experience.

Deirdre Gallagher is the Secretary of the Corporation, having been appointed to the position in December 1999. Prior to her appointment, she served as an Executive Assistant at the Company from January 1998, which position she continues to hold. She served as an Administrative Assistant at the Company from January 1994 through December 1997.

Edward Plumacher, the Company's Marketing Manager, has been employed by the Company since 1991. Mr. Plumacher oversees the Company's technical operations on a daily basis, and is responsible for the marketing of existing and new products, as well as the set up and coordination of new product installations.

Chris Malone, The New Media Manager of the Company since January 1999, coordinates development of new products and the research into new applications for the Company's products. Prior to holding this position at the Company, Mr. Malone was head of production services since December 1996 when he joined the Company. From November 1993 through December 1996, Mr. Malone was General Manager of Eastern Micro Systems, a small retail computer store.

Dan Beard, as Production Manager for the Company, is responsible for setting up and operating video productions for sporting events, including the coordination of required equipment. Mr. Beard has been employed by the Company since June, 1998. He previously was an independent technical director from June, 1997 through June, 1998, and prior to that time served as a TV Director for Cablevision from 1995 through June, 1997.

Ron Klimkowski, in his position as Sports Marketing Director, communicates with sports teams in order to arrange the coordination of installation of the Company's products at stadiums and training facilities, as well as the scheduling of production at sporting events. Mr. Klimkowski, a former major league pitcher with the New York Yankees, has been employed by the Company since January, 1996, and prior to that time worked as a financial consultant at Paine Webber for 3 years.

Involvement in Certain Legal Proceedings.

None.

Remuneration of Directors and Officers.

Name of Individual or     Capacities In Which         Aggregate
Identity Of Group         Remuneration Was Received   Remuneration
-----------------------   -------------------------   ------------

Michael W. Russo               President              $65,000.00
Deirdre Gallagher              Secretary              $35,000.00
Directors (8 as a group)       Director               $0 (each Director receives
                                                      a minimum of 50,000
                                                      options per
year)

Security Ownership of Management and Certain Security Holders.

Title             Name                           Amount Owned      Percent
-----             ----                           ------------      -------

Common            Michael W. Russo                  672,155         2.1%
Common            Deirdre Gallagher                  86,433         Less than 1%
Common            Edward J. Plumacher             5,470,333         17.3%
Common            All Officers and Directors      3,447,068         10.9%
                  as a Group (9 as a group)

Directors of the Company receive a minimum of 50,000 options to purchase Common Stock of the Company, the final amount being determined by the Board of Directors as a whole based upon proportional worked performed on behalf of the Company. The issuance of such options is then submitted to the shareholders of the Company for approval.

Options Outstanding

Name of                    Amount of Common Stock      Exercise
Holder                     Called for by Options        Price

Michael W. Russo              225,000                   $0.27

Deirdre Gallagher             100,000                   $0.38

All Officers and
Directors as a Group
(9 Persons)                 1,445,000                   $0.35 (weighted average)

All options are currently exercisable.

Interest of Management and Others in Certain Transactions.

Pursuant to the terms of the agreements dated September 9, 1998 between AAEC and the Company, the parties have established a strategic alliance. AAEC received options to purchase up to 500,000 shares of the Company's common stock as the result of such agreements, and will be paid a royalty on gross sales of services or products developed as a result of this alliance. Such payments are made after confirmation of receipt of payments in connection with such services or products. In exchange, AAEC provides all research and development in connection with the Company's services and products. Paul Baim, a director of the Company, is also the Director for Software Engineering at AAEC and, as a director of the Company, is to receive at least 50,000 options to purchase shares of the Company per annum as compensation for his service in such capacity. In the fiscal year ended June 30, 1999, Mr. Baim received 200,000 options, 75,000 at $0.21 and 125,000 at $0.62. In the current fiscal year, Mr. Baim has received 300,000 options at $0.38. Mr. Baim has no personal interest in connection with the agreements between AAEC and the Company.

Section 16 Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during Fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.



                                 DIVIDEND POLICY

         The Company has not declared or paid cash dividends on its Common Stock.and does not anticipate paying cash dividends in the foreseeable future.


                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS


         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2001 Annual Meeting of Shareholders must be received by the Company no later than August 15, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.



                        ADJOURNMENT OF THE ANNUAL MEETING

         In the Event that there are not sufficient votes to approve the Reincorporation Proposal at the time of the Annual Meeting, such proposal could not be approved unless the Annual Meeting were adjourned in order to permit further solicitation of proxies from holders of the Company's Common Stock. Proxies that are being solicited by the Company's Board grant discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of such time and place at the Annual Meeting. A majority of the shares represented and voting at the Annual Meeting is required to approve such adjournment, regardless of whether there is a quorum present at the Annual Meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.



                             THE BOARD OF DIRECTORS



Dated:  October 25, 2000

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                              OF QUESTEC.COM, INC.
                             A DELAWARE CORPORATION,
                                       AND
                                QUESTEC.COM, INC.
                              A WYOMING CORPORATION


         THIS AGREEMENT AND PLAN OF MERGER dated as of November ___, 2000 (the "Agreement") is between Questec.com, Inc., a Delaware corporation ("Questec Delaware"), and Questec.com, Inc., a Wyoming corporation ("Questec Wyoming"). Questec Delaware and Questec Wyoming are sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS

         A. Questec Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 100,000,000 shares, $.0001 par value, all of which are designated "Common Stock." As of September 18, 2000, 100 shares of Common Stock were issued and outstanding, all of which are held by Questec Wyoming.

         B. Questec Wyoming is a corporation duly organized and existing under the laws of the State of Wyoming and has an authorized capital of 100,000,000 shares, $.0001 par value, of which 80,000,000 are designated "Common Stock," and 20,000,000 shares are designated "Preferred Stock." As of September 18, 2000, 31,571,643 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

         C. The Board of Directors of Questec Wyoming has determined that, for the purpose of effecting the reincorporation of Questec Wyoming in the State of Delaware, it is advisable and in the best interests of Questec Wyoming and its shareholders that Questec Wyoming merge with and into Questec Delaware upon the terms and conditions herein provided.

         D. The respective Boards of Directors of Questec Delaware and Questec Wyoming have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Questec Delaware and Questec Wyoming hereby agree,subject to the terms and conditions hereinafter set forth, as follows:



                                        I

                                     MERGER

         1.1. Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Wyoming General Corporation Law, Questec Wyoming shall be merged with and into Questec Delaware (the "Merger"), the separate existence of Questec Wyoming shall cease and Questec Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Questec Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Questec.com, Inc.

         1.2. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Merger was adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Wyoming Business Corporation Act on October 20, 2000 and November 15, 2000, respectively;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

         (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Wyoming Business Corporation Act shall have been filed with the Secretary of State of the State of Wyoming.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3. Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Questec Wyoming shall cease and Questec Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Questec Wyoming's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Questec Wyoming in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Questec Wyoming in the same manner as if Questec Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Wyoming Business Corporation Act.

                                       II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1. Certificate of Incorporation. The Certificate of Incorporation of Questec Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2. Bylaws. The Bylaws of Questec Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3. Directors and Officers. The directors and officers of Questec Wyoming immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                          MANNER OF CONVERSION OF STOCK

         3.1. Questec Wyoming Common Stock. Upon the Effective Date of the Merger, each share of Questec Wyoming Common Stock, $.0001 value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.0001 par value, of the Surviving Corporation.

         3.2. Questec Wyoming Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and all other employee benefit plans of Questec Wyoming. Each outstanding and unexercised option or other right to purchase or security convertible into Questec Wyoming Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Questec Wyoming Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Questec Wyoming option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of Questec Wyoming.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Questec Wyoming Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3.3 [Intentionall omitted].

         3.4 Questec Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.0001 par value, of Questec Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Questec Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Questec Wyoming Common Stock may, at such stockholder's option, surrender the same for cancellation to CIBC Mellon Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Questec Wyoming Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Questec Wyoming Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Questec Wyoming Common Stock were converted in the Merger.


         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Questec Wyoming so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of Questec Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Questec Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Questec Delaware that such tax has been paid or is not payable.

                                       IV

                                     GENERAL

         4.1. Covenants of Questec Delaware. Questec Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

         (a) Qualify to do business as a foreign corporation in the State of Wyoming and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the Wyoming Business Corporation Act;

         (b) File any and all documents with the Wyoming Tax authorities necessary for the assumption by Questec Delaware of all of the fran0chise tax liabilities of Questec Wyoming;

         (c) Take such other actions as may be required by the Wyoming Business Corporation Act.

         4.2. Further Assurances. From time to time, as and when required by Questec Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Questec Wyoming such deeds and other instruments, and there shall be taken or caused to be taken by Questec Delaware and Questec Wyoming such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Questec Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Questec Wyoming and otherwise to carry out the purposes of this Agreement, and the officers and directors of Questec Delaware are fully authorized in the name and on behalf of Questec Wyoming or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3. Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Questec Wyoming or Questec Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Questec Wyoming or by the sole stockholder of Questec Delaware, or by both.

         4.4. Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Wyoming and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         4.5 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 350 West Java Drive, Sunnyvale, Wyoming 94089 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

         4.6. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Wyoming Business Corporation Act.

         4.8. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Questec Delaware and Questec Wyoming, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                           QUESTEC.COM, INC.
                                           a Delaware
                                           corporation


                                           By:

                                           -------------------------------------
                                           Michael W. Russo,
                                           President and Chief
                                           Executive Officer

ATTEST:

-----------------------------------
Deirdre Gallagher, Secretary


                                           QUESTEC.COM, INC.
                                           a Wyoming corporation




                                           By:


                                           -------------------------------------
                                           Michael W. Russo,
                                           President and Chief
                                           Executive Officer

ATTEST:

-----------------------------------
Deirdre Gallagher
Secretary

                                QUESTEC.COM, INC.
                              (Wyoming Corporation)

                              OFFICERS' CERTIFICATE


Michael W. Russo and Derdre Gallagher certify that:

         1. They are the President and the Secretary, respectively, of Questec.com, Inc., a corporation organized under the laws of the State of Wyoming.

         2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock". There are authorized 80,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock

         3. There were 31,571,643 shares of Common Stock, and no shares of Preferred Stock, outstanding as of the record date (the "Record Date") of the shareholders' meeting at which the Agreement and Plan of Merger attached hereto (the "Merger Agreement") was approved. All shares of Common stock outstanding were entitled to vote on the merger.

         4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

         5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

         6. Michael W. Russo and Deirdre Gallagher further declare under penalty of perjury under the laws of the State of Wyoming that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

              Executed in Deer Park, New York on October 20, 2000.



                                       --------------------------------------
                                       Michael W. Russo, Chief Executive
                                       Officer and President



                                       --------------------------------------
                                       Deirdre Gallagher, Secretary

                                QUESTEC.COM, INC.
                             (Surviving Corporation)

                              OFFICERS' CERTIFICATE

Michael W. Russo and Deirdre Gallagher certify that:

         1. They are the President and the Secretary, respectively, of Questec.com, Inc., a corporation organized under the laws of the State of Delaware.

         2. The corporation has authorized one class of stock, designated "Common Stock." There are authorized 100,000,000 shares of Common Stock.

         3. There were 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the "Merger Agreement").

         4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

         5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

         6. Michael W. Russo and Deirdre Gallagher further declare under penalty of perjury under the laws of the State of Delaware that each has read the foregoing certificate and knows the contents thereof and that the same is true of their own knowledge.

              Executed in Deer Park, New York on October 20, 2000.



                                         --------------------------------------
                                         Michael W. Russo, Chief Executive
                                         Officer and President



                                         --------------------------------------
                                         Deirdre Gallagher, Secretary

                                                                      APPENDIX B


                          CERTIFICATE OF INCORPORATION

                                       OF

                                QUESTEC.COM INC.



                                    ARTICLE I

         The name of this corporation is QUESTEC.COM INC. (the "Corporation").

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 222 Delaware Avenue, P.O. Box 2306, Wilmington, County of New Castle, Delaware 19899, and the name of its registered agent at such address is Delaware Corporate Services Inc.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

                                   ARTICLE IV

         The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000), in two classes, the first class consisting of eighty million (80,000,000) shares of common stock, par value of $0.0001 per share (the ?Common Stock?), and the second class consisting of twenty million (20,000,000) shares of preferred stock, par value of $0.0001 per share (the ?Preferred Stock?). To the fullest extent permitted by the General Corporation Law, the Board of Directors of the Corporation (the "Board") is hereby expressly granted full power and authority, and is hereby authorized, at any time and from time to time, by resolution or resolutions adopted by the Board, to fix and amend the designations, powers, preferences, and relative, optional, participating, and other rights, and the qualifications, limitations, and restrictions thereof, of the shares of Preferred Stock or one
(1) or more series of Preferred Stock, to provide for the issuance of shares of Preferred Stock in one (1) or more series, to fix the number of shares comprising any such series of Preferred Stock, to increase (but not above the total number of authorized shares of the class) and to decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series of Preferred Stock, and to cause one (1) or more certificates relating to the shares of Preferred Stock or any such series of Preferred Stock to be executed, acknowledged, and filed, all in accordance with the General Corporation Law.

         Authorized shares of any series of Preferred Stock may be issued with such designations, powers, preferences, and relative, optional, participating, and other rights, and such qualifications, limitations, and restrictions thereof, as the Board may authorize by resolution or resolutions duly adopted, including, but not limited to:

          (a) the distinctive designation of each series and the number of shares that will constitute such series;

          (b) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share;

          (c) the dividends payable on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable;

          (d) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable;

          (e) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series;

          (f) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding up of the Corporation, or any distribution of its assets; and

          (g) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares of such series are convertible or exchangeable, if such shares are convertible or exchangeable.

                                    ARTICLE V

         The name and mailing address of the incorporator are Delaware Corporate Services Inc., 222 Delaware Avenue, P.O. Box 2306, Wilmington, Delaware 19899.

                                   ARTICLE VI

         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE VII

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                  ARTICLE VIII

         The original by-laws of the Corporation shall be adopted by the incorporator. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to amend or repeal any by-law made by the Board of Directors.

                                   ARTICLE IX

         Unless and except to the extent that the by-laws of the Corporation shall so require, the election of the directors of the Corporation need not be by written ballot.

                                    ARTICLE X

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this
Article X.


         THE UNDERSIGNED, being the incorporator hereinabove named, makes and files this Certificate of Incorporation, and does hereby declare and certify that said instrument is its act and deed and that the facts stated herein are true, and accordingly has executed this Certificate of Incorporation this 22nd day of September, 2000.




                                  Delaware Corporate Services Inc., Incorporator




                                  By:
                                      ------------------------------------------
                                  Name:  Jeanette LaVecchia
                                  Title: Vice President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                QUESTEC.COM INC.

         Questec.Com Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify that:

         1. The sole director of the Corporation adopted the following resolution setting forth the following amendment (the "Amendment") to the Certificate of Incorporation of the Corporation:

         "RESOLVED, that the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") be amended by striking Article IV thereof in its entirety and inserting in lieu thereof the following:

                                   ARTICLE IV

                  The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000). All such shares are to be common stock, par value of $0.0001 per share, and are to be of one class."

         2. The Corporation has not received any payment for any of its stock.

         3. The Amendment has been duly adopted in accordance with Section 241 of the GCL.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed and acknowledged in accordance with Section 103 of the GCL.

                                             QUESTEC.COM INC.



                                             By:
                                                 -------------------------------
                                             Name:  Michael W. Russo
                                             Title: President

                       WRITTEN CONSENT OF THE SOLE MEMBER
                          OF THE BOARD OF DIRECTORS OF
                                QUESTEC.COM INC.

         The undersigned, being the sole member of the Board of Directors (the "Board") of Questec.Com Inc., a Delaware corporation (the "Corporation"), waives the notice, calling, and holding of a meeting of the Board, and in lieu of such meeting, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware (the "GCL"), does hereby consent to, adopt, authorize, and approve the following resolutions and the actions set forth therein, and directs that this Written Consent be filed and maintained with the minutes of proceedings of the Board:

         WHEREAS, no shares of stock of the Corporation have been issued.

         RESOLVED, that the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") be amended by striking Article IV thereof in its entirety and inserting in lieu thereof the following:

                                   "ARTICLE IV

                  The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000). All such shares are to be common stock, par value of $0.0001 per share, and are to be of one class."

         FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized, empowered, and directed to execute, acknowledge, and file or cause to be filed with the Secretary of State of the State of Delaware a certificate of amendment to the Certificate of Incorporation effecting the foregoing amendment in accordance with the GCL.

IN WITNESS WHEREOF, the undersigned, being the sole member of the Board, has executed and delivered to the Corporation this Written Consent as of the ____ day of October, 2000.


                                              ---------------------------------
                                              Derek Donaldson


Receipt of the foregoing
written consent is hereby
acknowledged as of the
___ day of ___________, 2000.

QUESTEC.COM INC.

By:
   ----------------------------------
Name: Derek Donaldson
Title: Director

                                                                       APENDIX C


                                     BYLAWS

                                       OF

                                QUESTEC.COM, INC.
                            (a Delaware corporation)


                         (Adopted as of October 20, 2000

                                TABLE OF CONTENTS




                                                                           Page
                                                                           ----
ARTICLE I - CORPORATE OFFICES ............................................. C-1

    1.1   REGISTERED OFFICE ............................................... C-1
    1.2   OTHER OFFICES ................................................... C-1

ARTICLE II - MEETINGS OF STOCKHOLDERS ..................................... C-1

    2.1   PLACE OF MEETINGS ............................................... C-1
    2.2   ANNUAL MEETING .................................................. C-1
    2.3   SPECIAL MEETING ................................................. C-3
    2.4   NOTICE OF STOCKHOLDERS' MEETINGS ................................ C-3
    2.5   ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND
          STOCKHOLDER BUSINESS ............................................ C-3
    2.6   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE .................... C-4
    2.7   QUORUM .......................................................... C-4
    2.8   ADJOURNED MEETING; NOTICE ....................................... C-4
    2.9   VOTING .......................................................... C-5
    2.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING ...................... C-5
    2.12  PROXIES ......................................................... C-6
    2.13  ORGANIZATION .................................................... C-6
    2.14  LIST OF STOCKHOLDERS ENTITLED TO VOTE ........................... C-6

ARTICLE III - DIRECTORS ................................................... C-7

    3.1   POWERS .......................................................... C-7
    3.2   NUMBER OF DIRECTORS ............................................. C-7
    3.3   ELECTION AND TERM OF OFFICE OF DIRECTORS ........................ C-7
    3.4   RESIGNATION AND VACANCIES ....................................... C-7
    3.5   REMOVAL OF DIRECTORS ............................................ C-8
    3.6   PLACE OF MEETINGS; MEETINGS BY TELEPHONE ........................ C-9
    3.7   FIRST MEETINGS .................................................. C-9
    3.8   REGULAR MEETINGS ................................................ C-9
    3.9   SPECIAL MEETINGS; NOTICE ....................................... C-10

    3.10  QUORUM ......................................................... C-10
    3.11  WAIVER OF NOTICE ............................................... C-10
    3.12  ADJOURNMENT .................................................... C-10
    3.13  NOTICE OF ADJOURNMENT .......................................... C-11
    3.14  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING .............. C-11
    3.15  FEES AND COMPENSATION OF DIRECTORS ............................. C-11
    3.16  APPROVAL OF LOANS TO OFFICERS .................................. C-11
    3.17  SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION ......... C-11

                                TABLE OF CONTENTS

                                   (Continued)

                                                                           Page
                                                                           ----
ARTICLE IV - COMMITTEES .................................................. C-12

    4.1   COMMITTEES OF DIRECTORS ........................................ C-12
    4.2   MEETINGS AND ACTION OF COMMITTEES .............................. C-13
    4.3   COMMITTEE MINUTES .............................................. C-13

ARTICLE V - OFFICERS ..................................................... C-13

    5.1   OFFICERS ....................................................... C-13
    5.2   ELECTION OF OFFICERS ........................................... C-14
    5.3   SUBORDINATE OFFICERS ........................................... C-14
    5.4   REMOVAL AND RESIGNATION OF OFFICERS ............................ C-14
    5.5   VACANCIES IN OFFICES ........................................... C-14
    5.6   CHAIRMAN OF THE BOARD .......................................... C-15
    5.7   CHIEF EXECUTIVE OFFICER AND PRESIDENT .......................... C-15
    5.8   VICE PRESIDENTS ................................................ C-15
    5.9   SECRETARY ...................................................... C-15
    5.10  CHIEF FINANCIAL OFFICER ........................................ C-16
    5.11  ASSISTANT SECRETARY ............................................ C-16
    5.12  ADMINISTRATIVE OFFICERS ........................................ C-16
    5.13  AUTHORITY AND DUTIES OF OFFICERS ............................... C-17

ARTICLE VI - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEE
                       AND OTHER AGENTS .................................. C-17

    6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS ...................... C-17
    6.2   INDEMNIFICATION OF OTHERS ...................................... C-18
    6.3   INSURANCE ...................................................... C-18


ARTICLE VII - RECORDS AND REPORTS ........................................ C-19

    7.1   MAINTENANCE AND INSPECTION OF RECORDS .......................... C-19
    7.2   INSPECTION BY DIRECTORS ........................................ C-19
    7.3   ANNUAL STATEMENT TO STOCKHOLDERS ............................... C-19
    7.4   REPRESENTATION OF SHARES OF OTHER CORPORATIONS ................. C-19
    7.5   CERTIFICATION AND INSPECTION OF BYLAWS ......................... C-20

ARTICLE VIII - GENERAL MATTERS ........................................... C-20

    8.1   RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING .......... C-20
    8.2   CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS ...................... C-20
    8.3   CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED .............. C-20
    8.4   STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES ............... C-21
    8.5   SPECIAL DESIGNATION ON CERTIFICATES ............................ C-22
    8.6   LOST CERTIFICATES .............................................. C-22
    8.7   TRANSFER AGENTS AND REGISTRARS ................................. C-22
    8.8   CONSTRUCTION; DEFINITIONS ...................................... C-22

ARTICLE IX - AMENDMENTS .................................................. C-23

                                     BYLAWS

                                       OF

                                QUESTEC.COM, INC.
                            (a Delaware corporation)

                                    ARTICLE I



                                CORPORATE OFFICES


         1.1      REGISTERED OFFICE

         The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

         1.2      OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS


         2.1      PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

         2.2      ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected, and any other proper business may be transacted.

         At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) calendar days in advance of the estimated mailing date for the proxy statement relating to the corporation's next annual meeting as specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

         Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this paragraph. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of the prior paragraph of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a Director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to the preceding paragraph of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

         2.3      SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of all shares of stock owned by stockholders entitled to vote at that meeting.

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

         2.5      ADVANCE  NOTICE  OF  STOCKHOLDER   NOMINEES  AND   STOCKHOLDER
                  BUSINESS

         To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

         2.7      QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

         2.8      ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.9      VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to as many votes as shall equal the number of votes which such stockholder would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected and may cast all such votes for any director or for any two or more of them as such stockholder may see fit.

         2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT

         Any action which may be taken at any meeting of stockholders may be taken without a meeting and without prior notice, except as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.


    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other purpose shall be as provided in Section
8.1 of these bylaws.

         2.12     PROXIES

         Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, tele-facsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

         2.13     ORGANIZATION

         The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                                    DIRECTORS

         3.1      POWERS

         Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2      NUMBER OF DIRECTORS

         The board of directors shall consist of nine (8) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

         3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         3.4      RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

                  (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

                  (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

                  (iii) A vacancy created by the removal of a director, except a removal by the stockholders for cause, may be filled by a majority of directors then in office or the stockholders.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

         3.5      REMOVAL OF DIRECTORS

         Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, pursuant to Delaware General Corporation Law Section 141(k)(2).

         For purposes of the foregoing paragraph, "cause" shall mean (i) continued willful failure to perform obligations of a director, (ii) gross negligence by a director, (iii) engaging in transactions that defraud the corporation, (iv) fraud or intentional misrepresentation, including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the corporation, (vi) knowingly causing the corporation to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

         3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

         3.7      FIRST MEETINGS

         The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         3.8      REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

         3.9      SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.10     QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

         3.11     WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

         3.12     ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

         3.13     NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in
Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

         3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

         3.15     FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         3.16     APPROVAL OF LOANS TO OFFICERS

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

         3.17     SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION

         In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.


                                   ARTICLE IV

                                   COMMITTEES

         4.1      COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the

General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

         4.2      MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section
3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

         4.3      COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.


                                    ARTICLE V

                                    OFFICERS


         5.1      OFFICERS

         The Corporate Officers of the corporation shall be a chief executive officer and president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

         In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

         5.2      ELECTION OF OFFICERS

         The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

         5.3      SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of
Section 5.12 of these bylaws.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

         Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

         Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

         5.5      VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

         5.6      CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

         5.7      CHIEF EXECUTIVE OFFICER AND PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         5.8      VICE PRESIDENTS

         In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

         5.9      SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.10     CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.


      5.11     ASSISTANT SECRETARY

         The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         5.12     ADMINISTRATIVE OFFICERS

         In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

         5.13     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                                AND OTHER AGENTS


         6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

         The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         6.2      INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         6.3      INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.


                                   ARTICLE VII

                               RECORDS AND REPORTS


         7.1      MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         7.2      INSPECTION BY DIRECTORS

         Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.


       7.3      ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         7.5      CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS


         8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

         8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.3      CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

         The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.

Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the orporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.5      SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.6      LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         8.7      TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

         8.8      CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.


                                   ARTICLE IX

                                   AMENDMENTS

         The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                        CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                                QUESTEC.COM, INC.
                             a Delaware corporation





Certificate by Secretary of Adoption by Board of Directors

         The undersigned hereby certifies that she is the duly elected, qualified, and acting Secretary of Questec Corporation, a Delaware corporation, and that the foregoing Bylaws were adopted as the Bylaws of the corporation on October 20, 2000, by the members of the corporation's Board of Directors.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and affixed the corporate seal this 20th day of October, 2000.




                                        /s/ Deirdre Gallagher
                                        ----------------------------------------
                                        Deirdre Gallagher, Secretary

                                                                      APPENDIX D



                                QUESTEC.COM, INC.

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement ("Agreement") is effective as of ______________________ , 2000 by and between Questec.com, Inc., a Delaware corporation (the "Company"), and [name of director/officer to be indemnified], ("Indemnitee").

         WHEREAS, effective as of the date hereof, Questec.com, Inc., a Wyoming corporation, is reincorporating into Delaware;

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

         WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

         WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

         WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

         WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

         NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

         1.       Certain Definitions.

                  1. "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

         (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other. (c) References to the "Company" shall include, in addition to Questec.com, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Questec.com, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

                  (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

                  (f) "Expense Advance" shall mean a payment to Indemnitee pursuant to Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

                  (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

                  (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                  (i) "Reviewing Party" shall mean, subject to the provisions of
Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

                  (j) "Section" refers to a section of this Agreement unless otherwise indicated.

                  (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

         2.       Indemnification.

                  (a) Indemnification of Expenses. Subject to the provisions of
Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered

Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

                  (b) Review of Indemnification Obligations. Notwithstanding the foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

                  (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

                  (d) Selection of Reviewing Party; Change in Control. If there has not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

                  (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

         3.       Expense Advances.

                  (a) Obligation to Make Expense Advances. Upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

                  (b) Form of Undertaking. Any obligation to repay any Expense Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

                  (c) Determination of Reasonable Expense Advances. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

         4.       Procedures for Indemnification and Expense Advances.

                  (a) Timing of Payments. All payments of Expenses (including without limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

                  (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                  (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

                  (e) Selection of Counsel. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

         5.       Additional Indemnification Rights; Nonexclusivity.

                  (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

                  (b) Nonexclusivity. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

         6. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

         7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

         8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         9. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

         10. Exceptions. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

                  (a) Excluded Action or Omissions. To indemnify or make Expense Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

                  (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

                  (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

                  (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This

Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

         13. Expenses Incurred in Action Relating to Enforcement or Interpretation. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

         14. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

         15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         16. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

               17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         18. Choice of Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

         19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         20. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

         21. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

         22. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


QUESTEC.COM, INC.


By:
   ----------------------------

Print Name:
           ----------------------------

Title:
      ----------------------------

Address: 160B W. Industry Court
    Deer Park, New York  11729


                                             AGREED TO AND ACCEPTED

                                              INDEMNITEE:



                                             ----------------------------
                                             (signature)

                                             Print Name:
                                                        ------------------------

                                             Address:
                                                     ---------------------------

                                                          Definitive Copy
                                                          Filed November 2, 2000


           This Proxy is solicited on behalf of the Board of Directors

                        QUESTEC.COM, INC.
                  2000 ANNUAL MEETING OF SHAREHOLDERS
                        November 15, 2000

         The undersigned shareholder of QUESTEC.COM, INC., a Wyoming corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 31, 2000, and hereby appoints Michael W. Russo and Deirdre Gallagher, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of QUESTEC.COM, INC. to be held on November 15, 2000 at 11:00 a.m. local time, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York, USA and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

         1. ELECTION OF THE FOLLOWING INDIVIDUALS AS DIRECTORS:

                                               FOR        AGAINST      ABSTAIN
                                              -----       -------      -------
            MICHAEL W. RUSSO                   [ ]         [ ]           [ ]

            PAUL BAIM                          [ ]         [ ]           [ ]

            PHILIP J. ALBANESE                 [ ]         [ ]           [ ]

            DEREK DONALDSONN                   [ ]         [ ]           [ ]

            WILLIAM CAVANAGH                   [ ]         [ ]           [ ]

            STEPHEN A. EHRLICH                 [ ]         [ ]           [ ]

            STEVEN B. GREENFIELD               [ ]         [ ]           [ ]

            BRUCE L. NESENGER                  [ ]         [ ]           [ ]


         2. REINCORPORATION OF THE COMPANY AS A DELAWARE CORPORATION:

            [ ]    FOR       [ ]    AGAINST         [ ]    ABSTAIN



         3. APPOINTMENT OF RADIN, GLASS & CO., LLP AS INDEPENDENT AUDITORS OF QUESTEC.COM, INC. FOR THE FISCAL YEAR ENDING JUNE 30, 2001

            [ ]    FOR       [ ]    AGAINST         [ ]    ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE REINCORPORATION OF THE COMPANY INTO DELAWARE, AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES TO APPROVE THE REINCORPORATION).



                                                 Dated:                  , 2000
                                                       ------------------

-----------------------------------
Signature


-----------------------------------
Signature


(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)




                                      -2-